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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report:  JANUARY 27, 1995



                          THE DETROIT EDISON COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        MICHIGAN                       1-2198                    38-0478650
- ------------------------            -----------              -------------------
(State of Incorporation)            (Commission                (IRS Employer
                                     File No.)               Identification No.)



                              2000 SECOND AVENUE
                           DETROIT, MICHIGAN  48226
                   ---------------------------------------
                   (Address of principal executive offices)



     Registrant's telephone number, including area code:  (313) 237-8000

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Item 4 - Changes in Registrant's Certifying Accountant


(a) The Detroit Edison Company's ("Company") Board of Directors, upon the recommendation of the Board's Audit Committee, has appointed Deloitte & Touche LLP as independent accountants of the Company for the year 1995. The appointment is subject to ratification by the Company's Common Stock Shareholders at the Annual Meeting of Common Stock Shareholders to be held on April 24, 1995 ("Annual Meeting"). (The Company's Board of Directors has also approved the formation of a holding company; and ratification of the appointment of Deloitte & Touche LLP as independent accountants of the Company will be considered ratification of the firm's appointment as independent accountants for the holding company if the holding company is approved at the Annual Meeting.)

(b) In prior years, Price Waterhouse LLP served as independent accountants of the Company. During the Company's two fiscal years ending December 31, 1994 and the subsequent interim period from January 1, 1995 through the date hereof, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused Price Waterhouse LLP to make reference thereto in their report on the financial statements for such years. None of Price Waterhouse LLP's reports on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits


(c)      Exhibits

         Exhibit
         Number
         -------

         16-1 Letter from Price Waterhouse LLP re change in certifying accountant, dated January 27, 1995.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE DETROIT EDISON COMPANY
                                        --------------------------
                                              (Registrant)




                                        /s/ Ronald W. Gresens
                                        --------------------------
                                            Ronald W. Gresens
                                        Vice President and Controller

Date:  January 27, 1995





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                                                                 File No. 1-2198

                           THE DETROIT EDISON COMPANY


                                Exhibit Index to
                           Current Report on Form 8-K
                             dated January 27, 1995




Exhibits Filed
Herewith                                                            Page No.
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16-1                Letter from Price Waterhouse LLP re change in
                    certifying accountant, dated January 27, 1995